UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 28, 2009

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.	Material Impairments.

On December 22, 2008, Seagate Technology (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) stating the Company expected to record a material impairment charge to reduce the carrying value of the Company’s goodwill and/or long-lived assets. At the time of filing the Original Form 8-K, the Company was unable to provide a good faith estimate of the amount or range of amounts of the impairment charges. The Company is filing this Form 8-K/A to amend the Original Form 8-K to update the disclosure therein under Item 2.06.

On January 28, 2009, the Company concluded that the goodwill impairment charge would be approximately $2.3 billion, of which approximately $2.2 billion is related to the goodwill the Company recorded in connection with its May 2006 acquisition of Maxtor Corporation. Additionally, the Company has determined that the carrying values of certain acquired intangible assets and property, plant and equipment have been impaired and will record a $3 million impairment charge for these long-lived assets. The impairment charges will not result in any current or future cash expenditures. These impairment charges will be reflected in the Company’s financial statements as of and for the fiscal quarter ending January 2, 2009.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the Company’s current expectations regarding its evaluation of goodwill and its long-lived assets and the impairment charges it expects to record. These forward-looking statements are based on information available to Seagate as of the date of this Current Report. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control. Such risks and uncertainties include the impact of the variable demand and the aggressive pricing environment for disk drives, particularly in view of current business and economic conditions; the impact of competitive product announcements and possible excess industry supply with respect to particular disk drive products; and the Company’s ability to achieve projected cost savings in connection with its restructuring plans. Information concerning risk, uncertainties, and other factors that could cause events to differ materially from those described in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on August 13, 2008 and in the Company’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on October 30, 2008, which statements are incorporated into this Current Report by reference. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY

By:	/s/ PATRICK J. O’MALLEY
Name:	Patrick J. O’Malley
Title:	Executive Vice President and Chief Financial Officer

Date: February 2, 2009

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